UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

AXIL BRANDS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41958	47-4125218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

(888) 638-8883

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AXIL	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2025, AXIL Brands, Inc. (the “Company”) filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) with the Delaware Secretary of State to decrease the number of authorized shares of the Company’s common stock, par value $0.0001 per share, from 450,000,000 shares to 15,000,000 shares and to decrease the number of authorized shares of the Company’s preferred stock, par value $0.0001 per share, from 300,000,000 shares to 28,000,000 shares and correspondingly decrease the number of shares of preferred stock designated as Series A Preferred Stock from 250,000,000 shares to 27,773,500 shares, which was effective upon filing. As previously disclosed in the Company’s Definitive Information Statement on Schedule 14C filed on April 28, 2025, holders of a majority of the Company’s outstanding stock entitled to vote approved and adopted the Certificate of Amendment by written consent without a meeting of stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of AXIL Brands, Inc., effective as of May 19, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIL BRANDS, INC.

Date: May 19, 2025	By:	/s/ Jeff Toghraie
	Name:	Jeff Toghraie
	Title:	Chief Executive Officer